Summary of Significant Accounting Policies (Tables)	8 Months Ended
Sep. 30, 2024
Summary of Significant Accounting Policies [Abstract]
Schedule of Property and Equipment	Property and equipment are stated at cost less accumulated depreciation. Depreciation expense is recognized using the straight-line method over the estimated useful life of each asset as follows:
Estimated Useful Life
Furniture and fixtures	3-5 years
Computer and office equipment	3-5 years